[LETTERHEAD OF KEYBANK REAL ESTATE CAPITAL]

MANAGEMENT’S ASSERTION ON
COMPLIANCE WITH REGULATION AB CRITERIA

KeyCorp Real Estate Capital Markets, Inc. (the “Asserting Party”) is responsible for assessing compliance for the transactions listed on Attachment A for the period January 1, 2012 through December 31, 2012 (the “Reporting Period”), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the “CFR”), except for the servicing criteria set forth in Sections 229.1122(d)(3)(i) - (iv) which the Asserting Party has concluded are not applicable to the servicing of the transactions listed on Attachment A, backed by commercial real estate mortgage loans and serviced by the Asserting Party (the “Applicable Servicing Criteria”). Although the Asserting Party is responsible for assessing compliance with Section 229.1122 (d)(1)(iii) of Regulation AB, there were no servicing activities performed by the Asserting Party during the year ended December 31, 2012 that required this servicing criteria to be complied with.

The Asserting Party has assessed compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Part y has complied, in all material respects, with the applicable servicing criteria for the transactions listed on Attachment A backed by commercial real estate mortgage loans serviced by the Asserting Party.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

KeyCorp Real Estate Capital Markets, Inc.

By:	/s/ Bryan Nitcher	/s/ Craig Younggren
	Bryan Nitcher	Craig Younggren
	Senior Vice President	Senior Vice President

/s/ Charles Stephens
Charles Stephens
Senior Vice President

March 11, 2013

11501 Outlook Street, • Suite 300 • Overland Park, KS 66211
Toll Free (888) 979-1200 • Direct (913) 317-4100 • www.keybank.com

KeyCorp Real Estate Capital Markets, Inc.
Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2012
Attachment A

Commercial Mortgage Pass

Through Certificates

AMRS-RM1

ASC 1997-DS

BACM 2000-2

BACM 2003-2

BACM 2005-3

BACM 2005-5

BACM 2006-1

BACM 2008-1

BACM 2010-K7

BALL 2004 BBA4 SS

BALL 2007 BMB1

BALL 2007 BMB I SS

BAML 2012-K21

BAMLCM 2011-K13

BAMLCM 2011 K704

BAMLCM 2011-KAIV

BAMLL 2012-CLRN

BAMLL 2012-CLRN MZ

BCMS 2012-K17

BCMS 2012-K19

BCMS 2012-K708

BOA 2001-PB1

BOA 2002-2

BOA 2003-1

BS 1998-C1

BS 1999-Cl

BS 2002-TOPS

CBA MEZZ 2004 C1
CD 2007 CD5
CGCMT 2007-FL3

CHASE 1997-C2

CHASE 1998-1

COMM 1999-C1

COMM 2000-C1

COMM 2007-C9

COMM 2012-LTRT

COMM 2012 CCRE5

CS 2006 TFL2

CS 2006 TFL2 SA VA
CS 2007 TFL1

CS 2007 TFL2

CSFB 1998-C1

CSFB 2001-CK1

CSFB 2001-CK3

CSFB 2001-CK6

CSFB 2001-CKN5
CSFB 2002-CKN2

CSFB 2002-CKP1

CSFB 2002-CKS4

CSFB 2002-CP3

CSFB 2003-C3

CSFB 2003-CK2

CSFB 2006 OMA

CSFB 2007 C I CL

CSFB 2007 C5 CL

CSFBCM 2003-C4

CSFBCM 2003-CS

CSFBCM 2004-Cl

CSFBCM 2004-C2

CSFBMSC 2004-CS

CSFBMSC 2004-C4

CSFBMSC 2005-C2

CSFBMSC 2005-C4

CSFBMSC 2005-C6

CSFBMSC 2006-C1

CSFBMSC 2012-KP01

CSFBMSC 2012-K705

CSMC 2008-Cl

CSMSC 2006 C5

CSMSC 2006-C4

CSMSC 2007 C2

CSMSC 2007 C3

CSMSC 2007 C4

CSMSC 2007 C5

DLJ 1997-CF2

DLJ 1998-CF1

DLJ 1998-CF2

DLJ 2000-CKP 1

DLJ 98CF2

DMARC 1998-C1

DMARC 2009-K4

DMARC 2011-K11

DMARC 2011-K16

Exmoor 2008-1

FULBBA 1998-C2

FREMF 2010-KS SS

FREMF 2010-K9 SS

FREMF 2011-K703 SS

FREMF 2012-K20 SS

FREMF 2012-K22

FREMF 2012-KSOI SS

FREMF 2012-K705 SS

FREMF 2012-K706 SS

FREMF 2012-K709 SS

GCCF 2004-GG1

GE 2003-C2

GECCMC 2002-3

GECCMC 2003-Cl

GECMC 2007-C1

GFT 1998-C1

GMAC 2003-C1

GMACC 2003-C2

GS 2007 GG11

GSMCII 2004-IQ7

GSMS 2012-GCJ7

GSMS 2012-GCJ9

GSMSC 201O-KS
GSMSC 2012 GC6

GSMSCII 2003-C1

GSMSCII 2004-GG2

JP Morgan 2002-C3

JPM 2007 CIBC20

JPM 2009-IWST
JPM 2010-CNTR
JPM 2011-K10

JPMC 2010-K6

JPMCC 2005-LDP4

JPMCC 2007 CIBC18

JPMCC 2011-C3

JPMCC 2011-CS
JPMCC 2011-K14

JPMCC 2011-K702

JPMCC 2012-CS
JPMCC 2012-FL2

JPMCC 2012-HSBC
JPMCC 2012-K18

JPMCC 2012-K23

JPMCC 2012-K706

JPMCC 2012-K710

JPMCC 2012-KF01

JPMCC 2012-WLDN
KEY 2000-C1

K EY 2007-SLl

LBCMT 2007 C3

LBCMT 98-C1

LBUBS 2000-C4

LBUBS 2006 C7

LBUBS 2007 C1

LBUBS 2007 C2

LBUBS 2007-C6

LBUBS 2007-C7

Lehman LLF 2007 C5

Maiden Lane 2008-1

MCFI 1998-MC2

MLCFC 2006-2

MLCFC 2007-5

MLCFC 2007-8

KeyCorp Real Estate Capital Markets Inc.-Management’s Assertion Reg AB

Attachment A- Continued

Commercial Mortgage Pass

Through Certificates

continued

MLCFC 2007-9

MLFT 2006-1

MLMI 1999-C1

MLMT 2003-KEY1

MLMT 2004 MKB1

MLMT 2004-KEY2

MLMT 2005 CKI1

MLMT 2005 LC1

MLMT 2005 MKB2

MLMT2007 C1

MLMT2008 C1

MOTEL 6 2012-MTL6

MSBAM 2012-CKSV

MSC 1999-CAM1

MSC 2007 IQ16

MSCI 1998 WF2

MSCI 1999 WF1

MSCI 2008 TOP29

MSCI 2011-K701

MSCII 2003-IQ6

MSCII2004-IQ8

MSCII 2005-IQ9

MSCII2012-K20

MSDWCI 2002-IQ2

NB FNMA 1995 M2

NB FNMA 1996-M5

NL 1999-1

NL 1999-2

NL 1999-SL

PMAC 1999-C1

PSSFC 1998 C-1

PSSFC 1999 C-2

PSSFC 1999 NRF-1

RCMC 2012 CREL1

SBMS 2000-C2

SBMS 2002-Key2

UBS 2012-C1

UBS CCMT 2011 C1

UBS-BAMLL 2012-WRM

WBCMT 2006-C27

WBCMT 2007 C30

Wells 2003-PWR1

WFCMS 2011-K12

WFCMS 2011K15

WFCMS 2011-K703

WFCMS 2012-K709

WFCMS 2012-K711

WMCMS 2003-C1

WMCMS 2005-C1

WMCMS 2006-SLI

WMCMS 2007-SL2

WMCMS 2007-SL3

WMGMT 2001-1

WVMT 2011-SBC1

WVMT 2011-SBC2

WVMT 2011-SBC3

Conduit

Barclays Fixed

Barclays Floaters

Bear Stearns Funding Inc

BS WH CAP TRUST INC

CAM 02-02

CBA Mezz Cap

CDC Warehouse

CFLW LRP Landesbank

Citigroup WH Fixed

Citigroup WH Floaters

Column Financial Inc

COLUMN LARGE WH

CSFB Interim

DBS WH

First Union

GACCWH

JBC Funds JHC Mezz LLC

LEHMAN WH KBC BK

ORIX WH

ORIX WH CHICAGO

CDO

Highland Park COO I

HMI I-CRE COO 2007-1

RCMC 2012 CRELI

Agency

Fannie Mae Negotiated Sold

FNMA - Direct Bond

FNMA-DMBS

FNMA-DUS

FNMA-DUSARM

FNMA-MBS

FNMA - MBS A/360

FNMA - Struct. Cash Facil.

FNMA DUS CMA A 360

FNMA MBS/DUS 1

FNMA MBS/DUS 2

FNMA Negotiated MBS

FNMA-Cash DUS

FNMA-DUS PFP MBS FX

FHLMC - 45 Day LNS

FHLMC - Others

FHLMC - Credit Facility

FHLMC Others - ARM

Freddie Mac CRE

Freddie Mac CRE ARM

Ginnie Mae

GINNIE MAE -USDA

GNMAI

Fund

HMI Fund

Life/Pension

Colorado County

COVA-MO

Country Life

Country Life CTL

FLAC

Forethought

Gold 01-1

Golden Rule

Greenway

Hartford Ace and Ind Co

Hartford Casualty Ins Co

Hartford Fire Ins Co

Hartford Illinois

Hartford L&A

Harford Life

Hartford Life Ann Ins Co

Harford Mezz Fund

Htfd Ace Ind Co-Htfd Org

Htfd Ins Co Ill- Htfd Org

Htfd Lf An Ins Co - Org

Htfd Life Ins Co- Htfd Org

John Hancock

PPM America

Lafayette Life

RGA Keyport

RGA RE

RGA RE US Mortality

RGA Security Life of Denve

RGA Timberlake

RGA Wachovia

Royal Neighbors Of America

Security Mutual

Symetra Life Insurance Co

SA06

SA45

WASH-U

SmallCMD

Bank of Internet USA

Third Party

111 Debt Acquisition MZ DAL

116 Huntington Mezz Hold

280P Mezz Holdings

Aareal

Admiral Insurance Company

Aegon

AFL-CIO

AIB Debt Management

AIB Debt Management LLC

KeyCorp Real Estate Capital Markets Inc.-Management’s Assertion Reg AB

Attachment A- Continued

Third Party continued

AIDEA

AIG

Albany Local Develop Corp

Allied Irish Bank

Allstate Life Ins Co

American Bank

American Bank of NJ

American Equity Inv Life

American Fidelity Assur Co

Anchor Bank

Aozora Bank Ltd

Apollo Global Real Estate

Arbor Realty Trust Inc

ARC Debt 58 LLC

Ashford Hospitality

AStar

Athene Annuity Life

Atlas Venture I, LLC

Baker Land Company

Banco Inbursa SA

BanifFinance Corp

Bank Leumi USA

Bank of America

Bank of St. Augustine

Bank ofTokyo-Mitisubishi

Barclays Capital REF Inc

Bayerische Landesbank

BBVA

Bear Stearns Funding

Berkley Insurance

BH Hotel Holdings LP

Blackrock Financial Mgmt

Blackrock Granite Prop Fun

Blackrock Granite Property

BMO Harris Bank NA

Botticelli LLC

BPD Bank

Brascan Structured Notes

BRE/CW Portfolio LLC

BREFOneLLC

BREF One LLC Series A

Brookdale Funding Co Inc

Brookfield Financial

BVF-11 Enclave Lender

Cadim Note Inc.

Cal yon New York

CapitalSource Bank

Capmark Bank

Carbon Capital 11-8 LLC

Carbon Capital II COO 05-1

CBA Mezzanine Capital OAL

CBRE Realty Finance

Centennial Bank

Central Pacific Bank

CFG Mezz Loan Acq Co

Chase Manhattan Bank

CIBC Inc.

CIM 990 I La Cienega LP

Citibank Corporate Loans

Columbia Pacific CS Repo

Columbia Pacific Mgmt

Columbian Life

Columbus Nova

Community Central Bank

Community Federal Savings

Concord Real Estate CDO 06

Continental Casualty Co

CP III Rincon Towers Inc

CreXus Investment Corp

CS Brookfield

CSH San Marcos Cove LLC

CT RE CDO 2005-I

Cypress Real Estate Adv

Dawn Grantor Trust

DB Swirn

Deka

Dekabank Deutsche Girozent

Deutsche Genossenschafts

Deutsche Hypothekenbank

DiamondRock Allerton Owner

Dime Savings Bank

DLJ Real Estate Capital

DOF 2 Mezz Sub (Bay)LLC

Domain Capital Advisors

Dusseldorfer Hypotheken

Eastern Development

Elliott Associates LP

Emigrant Realty Finance

Esquire Mezzanine Finance

EUROHYPO

Falcon Capital Partners I

FCP Georgian Towers, LLC

FDIC

Fidelity

First Federal ofSC

First Federal of S Carolina

First Federal SB of!A

First National Bank of NY

Five Mile Capital

Five Mile Capital OAL

Flagstar Bank FSB

Flatbush Federal Savings

Flushing Savings Bank

Fortress Credit

GACC-Kennedy Wilson 2010

GACC-KennedyWilson 201I

GACC-Spring Asset Fnd COO

Galante Holdings Inc

GE Business Financial Serv

GE Capital Corp

General Electric

Genworth

Genworth Life

Gerlach & CO

Gerlach & CO

Gerlach & CO

German American Cap Corp

Gibraltar Savings Bank

GIC Real Estate

Global Industrial Leasing

Goldenbridge Acq Holdings Goldman Sachs Mtg Co Goldome 1986-2 Trust

Granite Properties Inc.

Greenwich

Greystone

GRSCD

GSREALLC

GSRE-BS II Ltd

GSRE-CS

G-Star 2005-5 Ltd GTSJ

Guardian Life Insurance Co

Guggenheim

Guggenheim 2005-2

Gulf Coast Comm Bank

H2 Credit Partners Master

H2 Real Estate CDO 06-I

HAL SF Portfolio LP Prime

HAL SF Portfolio LP Trophy

Hayden Asset I

Hayden II

Hayden III

Hayden IV

Hayden V

Hayden VII

HCP MC Mortgage Lender LL

Heirs of David Barouk

Heritage Bank

Hermes Capital, LLC

Hermitage Management LLC

Highgate Holdings, Inc.

Highland Capital Mgmt LP

HIMCO

Horizon Bank

Hudson Valley Bank

Hypo

I&G Mezzanine 2 LLC

I&G Mezzanine 7 LLC

IFTCO

lNG Life Insurance Annuity

ING Real Estate Finance

International Tower Mezz

Investcorp International

Investors Warranty of America

IStar Asset Services

Jemcap REO 20I0-01

KeyCorp Real Estate Capital Markets Inc.-Management’s Assertion Reg AB

Attachment A- Continued

Third Party continued

JER Investors Trust

JER US Debt Finance Co CS

John Hancock Mutual Life

JP Morgan Chase Bank

JP Morgan Chase fka W AMU

JPMorgan Chase

KBS Debt Holdings LLC

KeyBank Boston Office

KKR COO 2005 I Ltd

La Jolla Bank

Landesbank Baden Wurttembe

Landesbank Baden-Wurttem

Landesbank Hessen

Landesbank Sachsen Girozen

LaSalle Bank Nat Assoc

LBCMT 2007 C3 NonTrust

LBUBS 07CI Non-Trust

Lehman Brothers

Lehman Brothers Bnkhaus

Lehman LLF 2007 C5 Non Tru

LEHMANWHDH

LEHMAN WH SOY BK

LEM Funding

LEM Funding 20 I LP

Lennar

Lincoln Road

Lispenard Street Credit

LNR Property Corp

Lotus Watervliet Fund 3

LRP Landesbank Rheinland

LSREF Summer Loan Asset Tr

LSREF Summer REO Trust 09

LSREF2 Clipper II, LLC

LSREF2 Clipper III, LLC

LSREF2 Clipper Trust 20 I 0

LSREF2 Nova Investment

LSREF2 Nova Investment III

LSREF2 Nova Investments II

LSREF2 Nova Trust 20 I 0

Macquarie Bank Limited

Maguire Properties LP

Marathon Structured Finance

Mcintosh State Bank

Merrill Lynch Mtge Lending

MetLife

Midland for CCSFER and PC

Midland National Bank

Midtown Acquisitions L.P.

Monumental Life Ins Co.

MONY Life Insurance Co

MONY Realty Capital, Inc

Morgan Stanley Mtge Corp

MRC Mortgage lnv Trust

Munchener Hypothekenbank

NCC Capital LLC

New York Life Ins Co

Newcastle COO IV Ltd

Newcastle COO IX I

Newcastle COO VIII I Ltd

NexBank

NIC BRLLC

Norddeutsche Landesbank

Norma Investments SP

Northeast Community Bank

NorthStar Realty Finance

NY Credit Funding I Inc

NYLIM Real Estate Mezz

One West Bank

One William street Capital

ONEX Real Estate

ORIX Capital Markets LLC

Oxford Properties

Pacific Life Insurance Co

Pacific Northwest Bank

Pacifica Equity Partners

PB Capital

Pembrook Capital Mgmt LLC

Pembrook Community Inv

Petra

Playa Chame B.V.

PJ Finance Company LLC

Pond View Credit

Portigon AG

PRIF II 650 LLC

Principal Life Ins Co

Prinsbank

Prosper Bank

Prudential Ins Co of Amer

PV Rancho LLC

PWC Lehman

Quadra Realty Inc.

Quadrant Strategy REIT

Rait Partnership LP

RCG Longview

Red Mortgage Capital Inc

Redwood Comm Mtg Corp

Resource America

Resource Real Est COO 2007

Rockville Office Venture

Royal Bank of Canada

RXR 450 Lex Mezz Holder JV

SA Logistics LLC

SAAR Landesbank

Sandleman 2006-2

Sandleman CRE COO

Savanna Fund

SBAF Mortgage Fund I

SGT, REO BFSB

SGT, Series I

SGT, Series I BFSB

Shorenstein Realty lnv Nin

SL Green KC

Sarin Master Fund, Inc

Sarin Real Estate COO IV

Spanish Peaks Acq Part

SRI Nine Debt Holdings LLC Starwood Capital Group

State Bank of Texas

State of Wash Investment

Stone Tower Credit Funding

Storms & Co

Styx Partners LP

Suffolk County National

Sussex Bank

Swedbank

Teachers

The Bank of Vernon

The Community’s Bank

The First State Bank

The Park A venue Bank

Times Square PT Third Mezz

TMAC

Transwestern Mezz

Trifecta Hotel MZL8 LLC

Triton Bankcorp

Trimont REA for CWCapital

Trimont REA for Lehman

TRT Lending LLC

TS7-F Grantor Trust

US Bank Trust National

U.S. Bank, N.A

UBS

UBSREI

Umpqua Bank acq Nevada SB

Union Center National

US Bancorp

Velocity Comm Capital

Ventas Realty

VGT Jemcap Series C

VNO Roosevelt Hotel Mezz

Varnado Realty Trust

Wachovia Bank NA

Walton Seattle Mezz Hold

Warren Properties Inc

Washington Holdings

WB Kuhio LLC

Wells Fargo Bank

Westdeutsche Immobiliebank

WHG Loan Investors LLC

Winthrop

Woodward Capital

WP Carey & Co

Wrightwood Capital service

WWSF MTGL8, LLC

Yellow Brick Real Estate

Zions First National Bank